UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 7, 2020

Adial Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-38323	82-3074668
(Commission File Number)	(IRS Employer Identification No.)

1180 Seminole Trail, Suite 495

Charlottesville, Virginia 22901

(Address of principal executive offices and zip code)

(434) 422-9800

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	ADIL	NASDAQ
Warrants	ADILW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Certain Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2020, Jack W. Reich, Ph.D. agreed to join Adial Pharmaceuticals, Inc. (the “Company”) as the Company’s full-time Head of Regulatory, effective December 14, 2020. As part of this transition to Company management, Dr. Reich notified the Board of Directors of the Company (the “Board”) of his intention to resign as a member of the Board, also effective December 14, 2020. Dr. Reich’s resignation from the Board was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Dr. Jack Reich’s career spans over 35 years in the pharmaceutical, biotechnology, and venture capital industries with a focus on regulatory affairs. He began his career at Bristol-Myers International. While working at Bristol-Myers, Dr. Reich pursued his Ph.D. His dissertation was the first in the area of international drug development and registration. Since 1987, Dr. Reich has been involved in more than 30 medical and biotech companies. He was a founding officer of Gensia, Inc., where he served as Vice President, Regulatory Affairs and Quality Operations, and co-founded the first gene therapy company, Viagene, Inc., where he served as Vice President Regulatory Affairs and Quality Assurance. Both companies went public. Gensia soon became the second-largest market cap biotech on NASDAQ, and Viagene was acquired by Chiron. He also co-founded the first cardiovascular gene therapy company, Collateral Therapeutics, which he took public on NASDAQ while Chairman and CEO. Subsequently, Collateral was sold to Schering AG in 2002. In 2009, Dr. Reich co-founded Renova Therapeutics, where he served as CEO until 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2020	ADIAL PHARMACEUTICALS, INC.

	By:	/s/ William B. Stilley, III
	Name:	William B. Stilley
	Title:	President and Chief Executive Officer

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